Exhibit 10.17 1 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is executed effective as of December 10, 2024 (“Amendment Effective Date”), by and between TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Seller”), and CORE POWER BRIDGEPOINTE, LLC, a Delaware limited liability company (“Purchaser”). RECITALS: A. Seller and Core Power Acquisitions, LLC, a Delaware limited liability company, (“Original Purchaser”), entered into that certain Purchase and Sale Agreement dated October 16, 2024 (the “Agreement”); B. Original Purchaser assigned the Agreement to Purchaser by way of that certain Assignment of Purchase and Sale Agreement dated November 5, 2024, between Original Purchaser and Purchaser; and C. Seller and Purchaser desire to amend the Agreement in certain respects. Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows: AGREEMENTS: 1. Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. 2. Definitions. Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Agreement. 3. Date and Manner of Closing. Section 5.1 of the Agreement is hereby amended to read in its entirety as follows: “The closing of the transaction contemplated by this Agreement (“Closing”) will occur through an escrow with Escrow Agent, no later than 3:00 P.M. on December 20, 2024 (the “Closing Date”) (time being of the essence) or such other date as is mutually agreed upon in writing by the parties.” 4. Ratification. As herein amended, the Agreement is hereby ratified and affirmed in its entirety by Seller and Purchaser. 5. Counterparts; Email Signatures. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of such counterparts shall constitute one Amendment. To facilitate execution of this Amendment, Seller and Purchaser may execute and exchange by e-mail as a portable document format or other electronic imaging, counterparts of the signature page, which shall be deemed original signatures for all purposes. 4899-1038-5413v.1 010556.00373

2 IN WITNESS WHEREOF, this Amendment has been duly executed as of the Amendment Effective Date. [Signature pages follow]

S-1 Seller Signature Page to First Amendment to Purchase and Sale Agreement SELLER: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: /s/ Ryan Boan Name: Ryan Boan Title: Authorized Signer

S-2 Purchaser Signature Page to First Amendment to Purchase and Sale Agreement PURCHASER: CORE POWER BRIDGEPOINTE, LLC, a Delaware limited liability company By: Core Power Holdings, LLC, a Delaware limited liability company, its Managing Member By: Core Power, LLC, a Delaware limited liability company, its Managing Member By: Sterling Core Power, LLC, a Delaware limited liability company, its Manager By: /s/ Jordan Fried Name: Jordan Fried Title: Vice President